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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

       We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of BioTransplant Incorporated of our report dated March 7, 2001 relating to the financial statements of Eligix, Inc. which appears in the Current Report on Form 8-K/A of BioTransplant Incorporated dated May 15, 2001.


/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
September 25, 2001